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                                  EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K into the Company's previously filed Registration Statement File No. 33-87450.


                                                /s/ ARTHUR ANDERSEN LLP


New Orleans, Louisiana
September 28, 1995